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                                                                Exhibit 10.2




                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT


         This CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT ("Agreement") is entered into as of November 26, 1997, by and between Bogen Communications International, Inc., a Delaware corporation, (the "Company") and the entities set forth on Schedule A hereto, which are signatories to this Agreement (the "Investors" or individually, an "Investor").

         SECTION 1. DESCRIPTION OF THE TRANSACTION

         1.1 DESCRIPTION OF SECURITIES. The Company agrees to issue to the Investors 200,000 shares of its authorized but unissued Preferred Stock, $.001 par value per share, to be designated Series A Preferred Stock (the "Preferred Shares"), for an aggregate purchase price of $20,000,000 (the "Purchase Price")
 . The Preferred Shares will be convertible into shares of the Company's common stock, $.001 par value per share (the "Common Stock"), in accordance with the terms of the Designation (as defined in SECTION 1.3) . Any securities of the Company issued or issuable upon conversion of the Preferred Shares (including conversions of Preferred Shares issued as dividend payments on outstanding Preferred Shares) are referred to as "Conversion Shares."

         1.2 CLOSING. The closing (the "Closing") of the sale of the Preferred Shares will take place at the offices of McDermott Will & Emery, 50 Rockefeller Plaza, New York, NY, at 10:00 a.m., on the date of this Agreement, or such other time and place as agreed to by the parties (the "Closing Date"). At the Closing, the Company will deliver the Preferred Shares being acquired by the Investors upon payment of the Purchase Price to the Company or the Company's designees by wire transfer, by certified or bank cashier's check, or by other form of payment acceptable to the Company. The Company will not be obligated to sell any Preferred Shares unless the Investors purchase at the Closing all the Preferred Shares described in SECTION 1.1 hereto.

         1.3 CONDITIONS TO CLOSING. At or prior to the Closing, (a) the Company shall have duly authorized and filed a Certificate of Designation Establishing Series of Shares (the "Designation") with the Secretary of State of the State of Delaware, substantially in the form attached hereto as Exhibit A; and

         (b)      the Company shall have delivered to the Investors:

         (i) copies of (A) the resolutions of the Board of Directors of the Company, or an authorized committee thereof, authorizing and approving this Agreement, the Designation and all of the transactions and agreements contemplated hereby, including resolutions specifically acknowledging that the purchase of the Preferred Shares and Conversion Shares is, and shall be considered at all times, a transaction approved by the Company's Board of Directors for purposes of Delaware General Corporation Law Section 203, and certified by the Secretary of the Company as being true, correct, complete and in full force and effect and unmodified as of the Closing Date, and (B) the Certificate of Incorporation and Bylaws of the Company, each as amended to date; and
         (C) copies of a fully executed and enforceable purchase agreement between the Company and Geotek Communications Inc. ("Geotek") pursuant to which the Company will purchase from Geotek for $18,500,000, simultaneously with the Closing, all of the Company's Common Stock and Common Stock Warrants then owned by Geotek, (but in no case not less than 3,701,919 shares of Common Stock and 200,000 Common Stock Warrants) (the "Geotek Purchase"); and (D) fully executed and enforceable agreements providing for the full-time employment by the Company of Jon Guss and Michael Fleischer (the "Executives") as senior executives and directors of the Company; and (E) resignations from the Company's Board of Directors of Yaron Eitan, Zvi Peled, John Egidio and Robert Vecsler; and (F) votes of the Board of Directors, to be effective immediately upon consummation of the Closing, providing for
         (x) the setting of the size of the Board of Directors at
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         seven (7), (y) the election of Jeffrey Schwarz and David Schwartz (the
         "Investor Nominees") and the Executives to the Company's Board of Directors, and (z) the election of one of the Investor Nominees to each of the Executive Committee, Nominating Committee (if any), Compensation Committee and Audit Committee (all of which shall have three members) and the election of one of the Executives to the Executive Committee and the Nominating Committee (if any).

         (ii) a certificate of the Secretary of the Company certifying the names of the officer or officers of the Company authorized to execute this Agreement and any and all documents, agreements and instruments contemplated herein; and

         (iii) such other documents, instruments, and certificates as the Investors may reasonably request including a legal opinion with respect to certain matters set forth herein.

         The Company acknowledges and agrees that the purpose and intent of the transactions herein agreed to is to provide funds necessary for the simultaneous consummation of the Geotek Purchase and for other general corporate purposes, and that if for any reason the Geotek Purchase is not so consummated, then this Agreement shall be canceled and of no further force and effect and all and every part of the Purchase Price shall be immediately returned to the Investors, without regard to the reasons for such non-consummation.

         SECTION 2. REPRESENTATIONS OF THE COMPANY

         As part of the basis of this Agreement, the Company represents to the Investors that on the date hereof:

         2.1 ORGANIZATION. The Company and each of its subsidiaries (each a "Subsidiary") is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business as a foreign corporation in all other jurisdictions where the failure to so qualify would have a material adverse effect on the Company.

         2.2 CORPORATE POWER. The Company and each Subsidiary has all requisite power and authority to own its respective properties and to carry on its respective business as presently conducted and as proposed to be conducted. The Company has all requisite corporate power and authority to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement. The copies of the Certificate of Incorporation and Bylaws of the Company, each as amended to date, which have been furnished to the Investor, are correct and complete.

         2.3 AUTHORIZATION. This Agreement and all documents executed pursuant to this Agreement are valid and binding obligations of the Company, enforceable against the Company in accordance with their terms. The execution, delivery and performance of this Agreement and the issuance of the Preferred Shares and the Conversion Shares have been, or will be upon such issuance, duly authorized by all necessary corporate action of the Company.

         2.4 CAPITALIZATION. The authorized and issued capital stock of the Company (including outstanding options and warrants, whether or not currently exercisable) is as set forth in Schedule 2.4. All of the presently outstanding shares of capital stock of the Company have been validly authorized and issued and are fully paid and nonassessable. The Preferred Shares have been validly authorized and, when delivered and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable and free of all encumbrances and restrictions, except restrictions on transfer imposed by applicable securities laws and/or this Agreement. The relative rights, preferences, restrictions and other provisions relating to the Preferred Shares are as set forth in the Designation. The Company has authorized and reserved for issuance upon conversion of the Preferred Shares of its Common Stock sufficient for the conversion of the Preferred Shares. Conversion Shares will be, when and




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if issued, validly authorized and issued, fully paid and nonassessable and free of all encumbrances and restrictions, except restrictions on transfer imposed by applicable securities laws and/or this Agreement.

         2.5 PREEMPTIVE RIGHTS. There are no preemptive rights affecting the issuance or sale of the Company's capital stock.

         2.6 FINANCIAL STATEMENTS. The Company has filed with the Securities and Exchange Commission (the "Commission") the audited consolidated financial statements of the Company for the year ended December 31, 1996 and the unaudited financial statements for the quarterly periods ended September 30, 1997. Such financial statements have been prepared in accordance with generally accepted accounting principles applied consistently, and present fairly the consolidated financial condition of the Company as of the dates thereof, and the consolidated results of operations of the Company for the period, or portion thereof, as applicable, then ended (except, in the case of unaudited financial statements, for year-end adjustments and footnotes). Since September 30, 1997, there has not been any material adverse change, nor to the Company's knowledge is any such change threatened, in the business, condition (financial or otherwise), operations or properties, assets, or results of operation of the Company and its Subsidiaries, taken as a whole.

         2.7 EFFECT OF TRANSACTIONS. The Company's execution and delivery of this Agreement, and its performance of the transactions contemplated by this Agreement, will not, whether through consummation hereof, by the lapse of time, the giving of notice or otherwise, (a) violate any judgment, decree or order, or any material contract or obligation of the Company or any Subsidiary, (b) violate any statute, rule or regulation of any federal, state or local government or agency applicable to the Company or any Subsidiary, or any material contract to which any employee of the Company or any Subsidiary is bound, which violation, in each case, would have a material adverse effect on the operations or financial condition of the Company, or (c) result in the imposition of any material lien, charge, security interest or encumbrance upon any property or assets of the Company or any Subsidiary.

         2.8 BROKERAGE. Except as set forth on Schedule 2.8 hereto, there are no claims for brokerage commissions, finder's fees or similar compensation in connection with the transactions contemplated by this Agreement.

         2.9 PUBLIC FILINGS. The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 1997, June 30, 1997 and September 30, 1997, respectively, as amended, when they were filed with the Commission, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         2.10 AMEX LISTING. The Company's Common Stock is listed for trading on the American Stock Exchange, Inc. and no rules or regulations of the American Stock Exchange, Inc. preclude or restrict in any way the execution and delivery of this Agreement or the consummation of the transactions contemplated herein, nor do such rules require shareholder or any other approval for the sale of the Preferred Shares or the Conversion Shares.

         2.11 DISCLOSURE. This Agreement, including the exhibits hereto, do not contain any untrue statement of material fact or, when taken as a whole, omit any material fact necessary in order to make the statements contained herein or therein not misleading.



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         2.12 CONSENTS, NOTICE. No consent, approval, order or authorization of or declaration, registration or filing with any governmental body or any nongovernmental person, including, without limitation, any creditor or shareholder of the Company or any of its Subsidiaries, or any party to a contract to which the Company or any Subsidiary is a party or any of their respective assets is subject, is required in connection with the execution or delivery by the Company of this Agreement, or the performance by the Company of its obligations hereunder and thereunder, or as a condition to the legality, validity or enforceability of this Agreement as the sale and issuance of the Preferred Shares or Conversion Shares, except for such consents or approvals the absence of which would not have a material effect on the Company operations, financial condition or the transactions herein contemplated.

         2.13 LITIGATION. There are no actions, suits, arbitrations, investigations or proceedings pending, or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their Properties or rights of any of them. There is no judgment, decree, injunction, rule or order of any government body or arbitrator outstanding against the Company or any Subsidiary.

         SECTION 3. REPRESENTATIONS OF THE INVESTORS

         As part of the basis of this Agreement, each Investor for itself severally hereby represents to the Company that on the date hereof:

         3.1 AUTHORIZATION. The Investor has all requisite corporate or other power and authority to enter into and perform this Agreement and the execution of this Agreement and the documents executed by the Investor pursuant to this Agreement have been authorized by all necessary corporate or other action on the part of the Investor, have been executed and delivered, and constitute valid, legal, binding agreements of the Investor enforceable against the Investor in accordance with their terms. The copies of the Investor's partnership agreement, operating agreement or charter authorizing its entry into this Agreement, and furnished to the Company, are correct and complete.

         3.2 INVESTMENT PURPOSE. The Investor is acquiring the Preferred Shares for its own account, for investment, and not with a view to any "distribution" within the meaning of the Securities Act of 1933, as amended (the "Securities Act") . The Investor has no intention to make any transfer of the Preferred Shares in violation of the Securities Act. No broker-dealer acted on behalf of the Investor in connection with the offer or sale of the Preferred Shares.

         3.3 RESTRICTIONS. (a) The Investor understands that because the Preferred Shares and Conversion Shares have not been registered under the Securities Act, it cannot dispose of any or all of the Preferred Shares and Conversion Shares unless such Preferred Shares and Conversion Shares are subsequently registered under the securities Act or exemptions from such registration are available and that the Preferred Shares and Conversion Shares will contain legends reflecting such limitations. The Investor acknowledges and understands that, except as provided in SECTION 4 of this Agreement with respect to the Conversion Shares, it has no independent right to require the Company to register the Preferred Shares. The Investor understands that the Company may, as a condition to the transfer of any of the Preferred Shares, require that the request for transfer be accompanied by an opinion of counsel, in form and substance satisfactory to the Company, to the effect that the proposed transfer does not result in a violation of the Securities Act, unless such transfer is covered by an effective registration statement under the Securities Act.

         (b) The Investor agrees and acknowledges that each of the Investor Nominees, or any successor elected to the Board who is nominated at the request of the holders of Preferred Shares, shall recuse themselves and be deemed ineligible (both for quorum and voting purposes) on voting as Directors with respect to the matters set forth in Section 3(b), 4, 6A and 7A of the Designation and in Section 4.2 of the Agreement.



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         3.4 SOPHISTICATION. The Investor is knowledgeable and experienced in business and financial matters and capable of evaluating the merits and risks of the investment in the Preferred Shares, is able to bear the economic risk of loss of its investment in the Company, has been granted the opportunity to make a thorough investigation of the affairs of the Company, and has availed itself of such opportunity either directly or through its authorized representatives.

         3.5 PRIVATE OFFERING. The Investor has been advised that the Preferred Shares have not been and are not being registered under the Securities Act or under the "blue sky" laws of any jurisdiction and that the Company in issuing the Preferred Shares and the Conversion Shares issuable upon conversion thereof is relying upon, among other things, the representations and warranties of such Investor contained in this SECTION 3 in concluding that such issuance is a "private offering" and does not require compliance with the registration provisions of the Securities Act. The Investor is an "accredited investor" within the meaning of Rule 501 under the Securities Act.

         SECTION 4.  REGISTRATION RIGHTS

         4.1 DEFINITIONS. For purposes of this Section 4: (a) the term "Registrable Securities" means Conversion Shares which have not been previously registered, or which have not previously been registered and remain subject to an effective registration statement; and (b) the term "Holder" means any person owning or having the right to acquire Registrable Securities.

         4.2      REQUEST FOR REGISTRATION.

         (a) If at any time the Company shall receive a written request from Holders of the Applicable Percentage (as defined below) of Registrable Securities then outstanding that the Company file a registration statement under the Securities Act, then the Company shall use its best efforts to effect as soon as practicable, after the receipt of such request, the registration under the Securities Act of the number of such Registrable Securities which such Holders (and any other Holders who may also thereafter elect to participate) request to be registered. Without the prior written consent of the Holders requesting a registration, neither the Company, nor any other person (other than the other Holders), shall be entitled to include Common Stock in the registrations made under this Section 4.2. The Company is obligated to effect only three completed and effective registrations pursuant to this Section 4.2. For purposes hereof, the "Applicable Percentage" shall be twenty percent (20%) for the first such registration, forty percent (40%) for the second such registration, and sixty percent (60%) for the third such registration. Any request by a Holder hereunder shall be forwarded to other Holders within three
(3) days of receipt by the Company.

         (b) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 4.2, a certificate signed by an executive officer of the Company stating that in the good faith judgment of the Board of Directors of the Company (excluding the Investor Nominees) it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Holders; provided, however, that the Company may not utilize this right more than once in any twelve month period.

         4.3 INCIDENTAL REGISTRATION. If (but without any obligation to do so) the Company proposes at any time to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any shares of its capital stock or other securities under the Securities Act (other than registrations relating solely to securities issued in connection with mergers, acquisitions, exchange offers, dividend reinvestment plans, employee stock ownership plans or stock option plans, thrift plans, pension plans or other employee benefit plans, or a registration on any form which does not include substantially the same




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information, other than information related to the selling shareholders or their plan of distribution, as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration.
Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company, the Company shall, subject to the provisions of Section 4.8, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be so registered. If at any time after giving such written notice of its intention to register any of its securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, at its sole election, the Company may give written notice of such determination to each Holder and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration.

         4.4      RESERVED.

         4.5 OBLIGATIONS OF THE COMPANY. Whenever required under this Section 4 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

         (a) Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred eighty (180) days.

         (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

         (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

         (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

         (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

         (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

         (g) In the case of an underwritten public offering, furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 4, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this
Section 4 (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in such form and



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substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and (ii) a letter dated such date, from the independent certified public accountants of the Company, in such form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

         4.6 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 4 with respect to the Registrable Securities of any selling Holder that such Holder shall have furnished to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

         4.7 EXPENSES OF REGISTRATION. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to this Section 4, including without limitation, all registration, filing and qualification fees, printers and accounting fees and fees and disbursements of counsel for the Company shall be borne by the Company; provided, however, in the event the Company includes in any registration statement shares for sale for its own account, it shall pay the pro rata portion of any underwriting discounts and commission attributable to such securities for its own account. Notwithstanding the immediately preceding sentence, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 4.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all Holders participating in such withdrawn registration shall bear such expenses pro rata, but shall also be entitled to reassert such one demand registration pursuant to Section 4.2); provided, however, that if at the time of such withdrawal the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 4.2

         4.8 UNDERWRITING REQUIREMENTS; CUTBACK. In connection with any offering involving an underwriting of shares being issued by and sold on behalf of the Company, the Company shall not be required under Section 4.3 to include any of the Holders' securities in such underwriting unless they accept the customary and reasonable terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested to be included in such offering exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, then Holders may include in the offering only that number of such Registrable Securities which the underwriters believe will not jeopardize the success of the offering (the Registrable Securities so included to be apportioned pro rata among the Holders according to the total amount of Registrable Securities entitled to be included therein owned by each Holder or in such other proportions as shall mutually be agreed to by such Holders); provided, however, Registrable Securities shall be excluded from such offering only pro rata to the same extent as securities proposed to be included for the account of persons other than the Company in such offering.

         4.9 INDEMNIFICATION AND CONTRIBUTION. In the event any Registrable Securities are included pursuant to a registration statement under this Section 4:

         (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) and each person if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several) to which they or any of them may become subject under the Securities Act, the Exchange Act or any other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a




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"Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus (but only if such is not corrected in the final prospectus) contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading (but only if such is not corrected in the final prospectus), or (iii) any violation or alleged violation by the Company in connection with the registration of Registrable Securities under the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 4.9(a) shall not apply. to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

         (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims. damages or liabilities joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 4.9(b), in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this
Section 4.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided that in no event shall any indemnity under this Section 7.9(b) exceed the net proceeds from the offering received by such Holder.

         (c) Promptly after receipt by an indemnified party under this Section
4.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 4.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel selected by the indemnifying party, provided that the indemnified party consents to such counsel, such consent to be not unreasonably withheld; provided, however, that an indemnified party or parties shall have the right to retain their own counsel, with the reasonable fees and expenses of one such counsel to be paid by the indemnifying party with respect to all indemnified parties, if representation of such indemnified party by the counsel retained by the indemnifying party or parties, in the opinion of counsel appointed by the indemnified party or parties, would be inappropriate due to an actual conflict of interest between such indemnified party or parties and any other party or parties represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 4.9, but the omission so to deliver




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written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 4.9.

         (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 4.9(a) is applicable but for any reason is held to be unavailable from the Company with respect to all Holders or any Holder, the Company and the Holder or Holders, as the case may be, shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted) to which the Company and one or more of the Holders may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand, and the Holder or Holders on the other, in connection with statements or omissions which resulted in such losses, claims, damages or liabilities. Notwithstanding the foregoing, no Holder shall be required to contribute any amount in excess of the net proceeds received by such Holder from the Registrable Securities as the case may be, sold by such Holder pursuant to the registration statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each person, if any, who controls a Holder within the meaning of the Securities Act shall have the same rights to contribution as such Holder.

         (e) The obligations of the Company and Holders under this Section 4.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 4 or otherwise.

         4.10 "MARKET STAND-OFF AGREEMENT". Each Investor hereby agrees that, during the period of duration specified by the Company and an underwriter of common stock or other securities of the Company (the "Stand-Off Period"), following the effective date of a registration statement of the Company filed under the Act covering securities to be sold by the Company, it shall not, to the extent reasonably requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company of the class being offered and sold pursuant to such registration statement held by it at any time during the Stand-Off Period except common stock included in such registration; provided, however, that the Stand-Off Period shall not exceed 180 days.

         In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of the Stand-Off Period.

         Notwithstanding the foregoing, the obligations described in this
Section 4.10 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-14 or Form S-15 or similar forms which may be promulgated in the future or any registration statement filed in connection with the merger or consolidation of the Company, or the issuance of Company securities in connection with its acquisition of another business or assets.

         4.11 LETTER OR OPINION OF COUNSEL IN LIEU OF REGISTRATION. If in the opinion of counsel for the Company, an Investor is able to sell all of his Registrable Securities in a three-month period pursuant to Rule 144 under the Securities Act, the Company will not be required to register any Registrable Shares of that Investor, notwithstanding any provision of this Section 4 to the contrary.

         4.12 AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Section 4 may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of a majority of the Registrable Securities then outstanding. An amendment or waiver effected in accordance with this Section shall be binding upon each Holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future Holder of all such securities, and the Company.

         SECTION 5.        GENERAL

         5.1 AMENDMENTS, WAIVERS AND CONSENTS. Any consents required and any waiver, amendment or other action of the Investor or holder of the Preferred Shares (or Conversion Shares) may be made only by consent(s) in writing signed by the holders of a majority of the Preferred Shares (including, for such purposes, any Conversion Shares that have not been sold to the public) . Any amendment or waiver made according to this paragraph will be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities have been converted) and each future holder. Any amendment or waiver by the Company must be made in writing.

         5.2 SURVIVAL; ASSIGNABILITY OF RIGHTS. Except as set forth in Section 4, all representations and agreements of the parties made in this Agreement and in the certificates, exhibits or other written information delivered or furnished by one party to the other in connection with this Agreement will survive the delivery of the Preferred Shares for a period of one (1) year.

         5.3 GOVERNING LAW. THIS AGREEMENT IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PROVISIONS THEREOF.

         5.4 COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which will be taken to be an original; but such counterparts will together constitute one document.

         5.5 NOTICES AND DEMANDS. Any notice or demand which is permitted or required hereunder will be deemed to have been sufficiently received (except as otherwise provided herein) (a) upon receipt when personally delivered, (b) one
(1) day after sent by overnight delivery or telecopy providing confirmation or receipt of delivery, or (c) three (3) days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested to the addresses shown on the signature page of this Agreement, or at any other address designated by such applicable party in writing.

         5.6 SEVERABILITY. If any provision of this Agreement is held invalid under applicable law, such provision will be ineffective to the extent of such invalidity, and such invalid provision will be modified to the extent necessary to make it valid and enforceable. Any such invalidity will not invalidate the remainder of this Agreement.

         5.7 EXPENSES. The Company will reimburse the Investors for one-half of their legal expenses incurred in preparation of this Agreement and to consummate effect the Closing in an amount that shall not exceed Fifteen Thousand Dollars ($15,000) and in all other respects, each of the Company and the Investors will pay their respective costs and expenses that they incur with respect to the negotiation, execution, delivery, amendment and/or performance of this Agreement.

         5.8 ENTIRE AGREEMENT. This Agreement (including the exhibits hereto) and the agreements referenced as exhibits to this Agreement constitute the entire agreement of the parties with respect to the subject matter thereof, and supersede any prior agreements.

         The undersigned have executed this Agreement as of the day and year first written above.

                                     COMPANY:

                                     BOGEN COMMUNICATIONS
                                     INTERNATIONAL, INC.


                                     By: /s/ Yoav M. Cohen

                                     Name:
                                     Title:

                                     Address:


                                     Telecopy:


                                     INVESTOR:

                                     METROPOLITAN CAPITAL ADVISORS
                                     INTERNATIONAL LIMITED


                                     By:Metropolitan Capital Partners, III, L.P.
                                           its Investment Advisor


                                     By:Metropolitan Capital III, Inc.
                                           its General Partner


                                     By: /s/ Karen Finerman
                                         --------------------------------
                                           Karen Finerman, President

         The undersigned have executed this Agreement as of the day and year first written above.

                                  COMPANY:

                                  BOGEN COMMUNICATIONS
                                  INTERNATIONAL, INC.


                                  By: /s/ Yoav M. Cohen

                                  Name:
                                  Title:

                                  Address:


                                  Telecopy:


                                  INVESTOR:

                                  BEDFORD FALLS INVESTORS, L.P.


                                  By:Metropolitan Capital Advisors, L.P.
                                        its General Partner


                                  By:Metropolitan Capital Advisors, Inc.
                                        its General Partner


                                  By: /s/ Karen Finerman
                                      -----------------------------------
                                        Karen Finerman, President

         The undersigned have executed this Agreement as of the day and year first written above.

                                       COMPANY:

                                       BOGEN COMMUNICATIONS
                                       INTERNATIONAL, INC.


                                       By: /s/ Yoav M. Cohen

                                       Name:
                                       Title:

                                       Address:


                                       Telecopy:


                                       INVESTOR:

                                       BGN INVESTORS, LLC


                                       By: /s/ Jeffrey Schwarz
                                          ------------------------------------
                                             Jeffrey Schwarz, Managing Member

         The undersigned have executed this Agreement as of the day and year first written above.

                             COMPANY:

                             BOGEN COMMUNICATIONS
                             INTERNATIONAL, INC.


                             By: /s/ Yoav M. Cohen

                             Name:
                             Title:

                             Address:


                             Telecopy:


                             INVESTOR:

                             SCOGGIN CAPITAL MANAGEMENT, L.P.


                             By:S&E Partners, L.P.
                                   its General Partner


                             By:Scoggin, Inc.
                                   its General Partner


                             By:   /s/ Curtis Schenker
                                  ------------------------------------------
                                   Curtis Schenker, Chief Executive Officer

         The undersigned have executed this Agreement as of the day and year first written above.

                             COMPANY:

                             BOGEN COMMUNICATIONS
                             INTERNATIONAL, INC.


                             By: /s/ Yoav M. Cohen

                             Name:
                             Title:

                             Address:


                             Telecopy:


                             INVESTOR:

                             SCOGGIN INTERNATIONAL FUND, LTD.


                             By: /s/ Curtis Schenker
                                ----------------------------------------
                                   Curtis Schenker, its Trading Advisor

         The undersigned have executed this Agreement as of the day and year first written above.

                            COMPANY:

                            BOGEN COMMUNICATIONS
                            INTERNATIONAL, INC.


                            By: /s/ Yoav M. Cohen

                            Name:
                            Title:

                            Address:


                            Telecopy:


                            INVESTOR:

                            CAROLYN PARTNERS, L.P.


                            By: /s/ Curtis Schenker
                               ---------------------------------------
                                  Curtis Schenker, its General Partner

         The undersigned have executed this Agreement as of the day and year first written above.

                                    COMPANY:

                                    BOGEN COMMUNICATIONS
                                    INTERNATIONAL, INC.


                                    By: /s/ Yoav M. Cohen

                                    Name:
                                    Title:

                                    Address:


                                    Telecopy:


                                    INVESTOR:

                                    YORK CAPITAL MANAGEMENT, L.P.

                                    By: Dinan Management, LLC
                                        its General Partner


                                    By: /s/  James G. Dinan, Sr.
                                       ----------------------------------------
                                          James G. Dinan, Sr., Managing Member

         The undersigned have executed this Agreement as of the day and year first written above.

                                 COMPANY:

                                 BOGEN COMMUNICATIONS
                                 INTERNATIONAL, INC.


                                 By: /s/ Yoav M. Cohen

                                 Name:
                                 Title:

                                 Address:


                                 Telecopy:


                                 INVESTOR:

                                 YORK SELECT, L.P.

                                 By: Dinan Management, LLC
                                      its General Partner


                                 By: /s/ James G. Dinan, Sr.
                                     --------------------------------------
                                       James G. Dinan, Sr., Managing Member

         The undersigned have executed this Agreement as of the day and year first written above.

                             COMPANY:

                             BOGEN COMMUNICATIONS
                             INTERNATIONAL, INC.


                             By: /s/ Yoav M. Cohen

                             Name:
                             Title:

                             Address:


                             Telecopy:


                             INVESTOR:

                             YORK INVESTMENT LTD.

                             By: Dinan Management Corp.
                                 its Investment Advisor


                             By:   /s/ James G. Dinan
                                   -------------------------
                                   James G. Dinan, President

         The undersigned have executed this Agreement as of the day and year first written above.

                                       COMPANY:

                                       BOGEN COMMUNICATIONS
                                       INTERNATIONAL, INC.


                                       By: /s/ Yoav M. Cohen

                                       Name:
                                       Title:

                                       Address:


                                       Telecopy:


                                       INVESTOR:

                                       HIGHBRIDGE INTERNATIONAL LDC

                                       By: Highbridge Capital Management, Inc.
                                           its Investment Advisor


                                       By: /s/ Glenn R. Dubin
                                           -----------------------------
                                             Glenn R. Dubin, Co-Chairman

         The undersigned have executed this Agreement as of the day and year first written above.

                               COMPANY:

                               BOGEN COMMUNICATIONS
                               INTERNATIONAL, INC.


                               By: /s/ Yoav M. Cohen

                               Name:
                               Title:

                               Address:


                               Telecopy:


                               INVESTOR:

                               WAVELAND PARTNERS, L.P.

                               By: Waveland Capital Management, L.P.
                                   its General Partner

                               By: Clincher Capital Corporation
                                   its General Partner


                               By: /s/ David S. Richter
                                   ------------------------------
                                     David S. Richter, President

         The undersigned have executed this Agreement as of the day and year first written above.

                                      COMPANY:

                                      BOGEN COMMUNICATIONS
                                      INTERNATIONAL, INC.


                                      By: /s/ Yoav M. Cohen

                                      Name:
                                      Title:

                                      Address:


                                      Telecopy:


                                      INVESTOR:

                                      GOTHAM CAPITAL III, L.P.


                                      By: /s/ Joel Greenblatt
                                         -----------------------------------
                                            Joel Greenblatt, General Partner

     The undersigned have executed this Agreement as of the day and year first written above.

                              COMPANY:

                              BOGEN COMMUNICATIONS
                              INTERNATIONAL, INC.

                              By: /s/ Yoav M. Cohen

                              Name:
                              Title:

                              Address:

                              Telecopy:

                              INVESTOR:

                              ALFRED PARTNERS LLC




                              By:  /s/ Joel Greenblatt
                                   ---------------------------------------
                                      Joel Greenblatt, Managing Member